Exhibit 99.21

                       GE CAPITAL MORTGAGE SERVICES, INC.
                             SERVICER'S CERTIFICATE
                                   July, 1998
          Series 1998-08B, REMIC Multi-Class Pass-Through Certificates

Pursuant to the Pooling and Servicing Agreement dated as of April 1, 1998 (the "Agreement") between GE Capital Mortgage Services, Inc. (the "Company") and State Street Bank (the "Trustee"), governing the Certificates referred to above, the Company hereby certifies to the Trustee:

With respect to the Agreement and as of the Determination Date for this month:

A.   Mortgage Loan Information:

 1.     Aggregate scheduled Monthly Payments:
        (a)    Principal                                     $       134,278.94
                                                                ----------------
        (b)    Interest                                      $     1,071,571.93
                                                                ----------------
        (c)    Total                                         $     1,205,850.87
                                                                ----------------

 2.     Aggregate scheduled Monthly Payments received this month:
        (a)    Principal                                     $       131,634.17
                                                                ----------------
        (b)    Interest                                      $     1,048,639.87
                                                                ----------------
        (c)    Total                                         $     1,180,274.04
                                                                ----------------

 3.     Aggregate Monthly Advances this month:
        (a)    Principal                                     $         2,644.77
                                                                ----------------
        (b)    Interest                                      $        22,932.06
                                                                ----------------
        (c)    Total                                         $        25,576.83
                                                                ----------------

 4. Aggregate Principal Prepayments in part received in the applicable Prepayment Period:
        (a)    Principal                                     $        19,321.42
                                                                ----------------

 5. Aggregate Principal Prepayments in full received in the applicable Prepayment Period:
        (a)    Principal                                     $       235,428.57
                                                                ----------------
        (b)    Interest                                      $         1,469.76
                                                                ----------------
        (c)    Total                                         $       236,898.33
                                                                ----------------

 6.     Aggregate Insurance Proceeds received:
        (a)    Principal                                     $             0.00
                                                                ----------------
        (b)    Interest                                      $             0.00
                                                                ----------------
        (c)    Total                                         $             0.00
                                                                ----------------

 7.     Aggregate Liquidation Proceeds received:
        (a)    Principal                                     $             0.00
                                                                ----------------
        (b)    Interest                                      $             0.00
                                                                ----------------
        (c)    Total                                         $             0.00
                                                                ----------------

 8.     Aggregate Deficient Valuations with respect to the Mortgage
        Loans during the prior month:                        $             0.00
                                                                ----------------

 9.     Aggregate Debt Service Reductions with respect to the Mortgage Loans
        during the prior month:                              $             0.00
                                                                ----------------

 10. Aggregate Purchase Prices for Defaulted Mortgage Loans:
        (a)    Principal                                     $             0.00
                                                                ----------------
        (b)    Interest                                      $             0.00
                                                                ----------------
        (c)    Total                                         $             0.00
                                                                ----------------

 11. Aggregate Purchase Prices for Defective Mortgage Loans:
        (a)    Principal                                     $             0.00
                                                                ----------------
        (b)    Interest                                      $             0.00
                                                                ----------------
        (c)    Total                                         $             0.00
                                                                ----------------

12.     Pool Scheduled Principal Balance:                    $   172,562,711.37
                                                                 ---------------

13.     Available Funds:                                     $     1,361,531.11
                                                                 ---------------

14.     Realized Losses for prior month:                     $             0.00
                                                                 ---------------

15.     Aggregate Realized Losses
           (a)   Aggregate Realized Losses:          $                     0.00
                                                        ------------------------
           (b)   Deficient Valuations:               $                     0.00
                                                        ------------------------
           (c)   Debt Service Reductions:            $                     0.00
                                                        ------------------------
           (d)   Bankruptcy Losses:                  $                     0.00
                                                        ------------------------
           (e)   Special Hazard Losses:              $                     0.00
                                                        ------------------------
           (f)   Fraud Losses:                       $                     0.00
                                                        ------------------------
           (g)   Excess Bankruptcy Losses:           $                     0.00
                                                        ------------------------
           (h)   Excess Special Hazard Losses:       $                     0.00
                                                        ------------------------
           (i)   Excess Fraud Losses:                $                     0.00
                                                        ------------------------

16.      Non-Credit Losses:                                 $              0.00
                                                               -----------------

17.      Compensating Interest Payment:                     $             33.36
                                                               -----------------

18.      Total interest payments:                           $        972,504.17
                                                               -----------------

19. Interest
                               Unpaid Class
      Accrued Certificate       Interest         Interest
Class      Interest            Shortfalls         Payable           Pay-out Rate
-----      --------            ----------         -------           ------------
2PO   $             0.00   $            0.00   $           0.00   % 0.000000000
2A1   $       449,560.51   $            0.00   $     449,560.51   % 6.749999999
2A2   $        88,229.17   $            0.00   $      88,229.17   % 7.000000264
2A3   $        14,583.33   $            0.00   $      14,583.33   % 6.999998400
2A4   $        16,041.67   $            0.00   $      16,041.67   % 7.000001455
2A5   $        24,062.50   $            0.00   $      24,062.50   % 7.000000000
2A6   $        25,211.49   $            0.00   $      25,211.49   % 7.000001157
2A7   $        21,145.83   $            0.00   $      21,145.83   % 6.999998897
2A8   $        21,145.83   $            0.00   $      21,145.83   % 6.999998897
2A9   $        21,145.83   $            0.00   $      21,145.83   % 6.999998897
2A10  $        21,145.83   $            0.00   $      21,145.83   % 6.999998897
2A11  $        21,145.83   $            0.00   $      21,145.83   % 6.999998897
2A12  $        58,587.58   $            0.00   $      58,587.58   % 6.200000335
2A13  $        51,666.67   $            0.00   $      51,666.67   % 6.200000400
2A14  $        98,437.50   $            0.00   $      98,437.50   % 6.750000000
2R    $             0.00   $            0.00   $           0.00   % 0.000000000
2M    $        19,208.18   $            0.00   $      19,208.18   % 6.749999201
2B1   $         7,879.85   $            0.00   $       7,879.85   % 6.750001842
2B2   $         3,942.73   $            0.00   $       3,942.73   % 6.749996319
2B3   $         3,942.73   $            0.00   $       3,942.73   % 6.749996319
2B4   $         1,965.75   $            0.00   $       1,965.75   % 6.750001288
2B5   $         3,453.36   $            0.00   $       3,453.36   % 6.750007770

20.      Principal Distribution Amount:                         $   389,026.94
                                                                  -------------

21.     Principal Distribution Amount per Certificate:

                                 Principal Distribution      Accrual Amount
                                 ----------------------      --------------
        Class 2PO                $               55.21       $         0.00
        Class 2A1                $          383,396.73       $         0.00
        Class 2A2                $                0.00       $         0.00
        Class 2A3                $                0.00       $         0.00
        Class 2A4                $                0.00       $         0.00
        Class 2A5                $                0.00       $         0.00
        Class 2A6                $                0.00       $         0.00
        Class 2A7                $                0.00       $         0.00
        Class 2A8                $                0.00       $         0.00
        Class 2A9                $                0.00       $         0.00
        Class 2A10               $                0.00       $         0.00
        Class 2A11               $                0.00       $         0.00
        Class 2A12               $                0.00       $         0.00
        Class 2A13               $                0.00       $         0.00
        Class 2A14               $                0.00       $         0.00
        Class SUP2               $                0.00       $         0.00
        Class 2R                 $                0.00       $         0.00
        Class 2M                 $            2,651.12       $         0.00
        Class 2B1                $            1,087.58       $         0.00
        Class 2B2                $              544.18       $         0.00
        Class 2B3                $              544.18       $         0.00
        Class 2B4                $              271.31       $         0.00
        Class 2B5                $              476.63       $         0.00

22.  Additional  distributions  to  the  Class  R  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

23.  Additional  distributions  to the  Class  RL  Certificate  pursuant  to the
     Agreement:
                                                              $            0.00
                                                                 ---------------

24.     Subordinate Certificate Writedown Amount:             $            2.00
                                                                 ---------------

                                                        Accumulative
                Class       Supported Shortfall     Supported Shortfall
                -----       -------------------     -------------------
                 2B1        $              0.00     $              0.00
                 2B2        $              0.00     $              0.00
                 2B3        $              0.00     $              0.00
                 2B4        $              0.00     $              0.00
                 2B5        $              0.00     $              0.00

25.     Unanticipated Recoveries:                             $            0.00
                                                                 ---------------

B.   Other Amounts for such Distribution Date:

1.      Prepayment Distribution Triggers satisfied:
                       Yes         No
         Class-2B1      X
         Class-2B2      X
         Class-2B3      X
         Class-2B4      X
         Class-2B5      X

 2.     Base Servicing Fee amount:                              $     37,586.83
                                                                   -------------

 3.     Supplemental Servicing Fee amount:                      $     63,813.79
                                                                   -------------

 4.     Credit Losses for prior month:                          $          0.00
                                                                   -------------

                                               Category A  Category B Category C
 5.     Senior Percentage:            %  N/A      N/A         N/A        N/A
                                         ----    -----    --------    -------

 6.     Group I Senior Percentage:
                                      %  N/A      N/A         N/A        N/A
                                         ----    -----    --------    -------

 7.     Group II Senior Percentage:
                                      %  N/A      N/A         N/A        N/A
                                         ----    -----    --------    -------

 8.     Senior Prepayment Percentage:
                                      %  N/A      N/A         N/A        N/A
                                         ----    -----    --------    -------

 9.     Group I Senior Prepayment
        Percentage:                   %  N/A      N/A         N/A        N/A
                                         ----    -----    --------    -------

 10.    Group II Senior Prepayment
        Percentage:                   %  N/A      N/A         N/A        N/A
                                         ----    -----    --------    -------

 11.    Junior Percentage:            %  N/A
                                         ----

 12.    Junior Prepayment Percentage:
                                      %  N/A
                                         ----

Capitalized terms used in this Certificate shall have the same meanings as in the Agreement.

                                            GE CAPITAL MORTGAGE SERVICES, INC.

                                            By:  /s/ Tim Neer
                                            -------------------------------
                                            Name:    Tim Neer
                                            Title:   Vice President,
                                                     Investor Operations